VIA EDGAR

September 21, 2012

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Touchstone Investment Trust File Nos. 002-52242 and 811-02538

Ladies and Gentlemen:

On behalf of Touchstone Investment Trust (the “Registrant”), and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirror the risk/return summary information as supplemented, dated September 10, 2012, to the Prospectus dated January 27, 2012, for the Touchstone High Yield Fund (the “Fund”). The purpose of the filing is to submit the 497(e) filing dated September 10, 2012 (Accession No. 0001104659-12-062595) in XBRL for the Funds.

If you have any questions about this matter please contact the undersigned at 513-362-8144.

Very truly yours,

TOUCHSTONE INVESTMENT TRUST

/s/Jill McGruder

President